325-P3 10/25

TEMPLETON GLOBAL INVESTMENT TRUST
SUPPLEMENT DATED OCTOBER 31, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED MAY 1, 2025, OF
TEMPLETON GLOBAL DYNAMIC INCOME FUND (THE “FUND”)

Effective November 30, 2025, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

1) The following is added to the section titled “Fund Summary – Portfolio Managers” in the Fund's Summary Prospectus and Prospectus:

Michael Sheehan
Portfolio Manager of Advisers and portfolio manager of the Fund since November 2025.

2) The following is added to the section titled “Fund Details – Management” in the Fund’s Prospectus:

Michael Sheehan Portfolio Manager of Advisers
Mr. Sheehan has been a portfolio manager of the Fund since November 2025. He joined Franklin Templeton in 2018.

3) The following is added to the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Michael Sheehan*	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

*Information is provided as of September 30, 2025.

4) The following is added to the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Sheehan*	None

*Information is provided as of September 30, 2025

Please retain this supplement for future reference.